NASDAQ: AOUT INVESTOR PRESENTATION November 2023 Exhibit 99.1 AMERICAN™ OUTDOOR BRANDS

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social or economic activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. LEGAL SAFE HARBOR American Outdoor Brands (NASDAQ: AOUT) © 2023 American Outdoor Brands, Inc. All Rights Reserved 2

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

AMERICAN OUTDOOR BRANDS, INC. AT A GLANCE


Admin Office
HQ, Distribution




AMERICAN OUTDOOR BRANDS
Nasdaq

- HQ & Distribution: Columbia, MO
- Additional Offices: MA (Admin), Asia (WFOE)
- Total Employee Headcount: ~300
- Fiscal Year End: April 30
- Spinoff from Former Parent Company: August 2020
- NASDAQ Global Select: AOUT

TTM Net Sales	$194.5 million	**Line of Credit**	$0 outstanding
TTM Gross Profit Margin	45.9%	**Available Capital**	~$100M
TTM Adjusted EBITDAS	$11.4 million, or 5.9%	**Net Sales Target**	$400M
Cash Balance	$8.4 million	**Target Adj. EBITDAS Margin %**	Mid to High-teens

All metrics as of October 31, 2023

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

OUR BRANDS & PRODUCTS AT A GLANCE

21 Brands

We create innovative products, underneath 21 diverse brand[(1)] names, for consumers who are passionate about the outdoors and shooting sports.

2 Categories

Our brands operate across two (2) major product categories:

55%[(2)]

Outdoor Lifestyle: fishing, camping, land management, meat processing, outdoor cooking

45%[(2)]

Shooting Sports: shotgun sports, reloading, optics, hand tools, security solutions *(we do not manufacture or sell firearms)*

D&U Value Creation

Our innovative "Dock & Unlock"™ formula fuels brand growth.

We have a proven track record of creating new brands, growing existing brands, and efficiently integrating acquired brands to expand our reach into new markets.

387 Patents

We have a tremendous pipeline of disruptive new products, backed by an accelerating portfolio of patents.

In the past two years, alone, our IP portfolio has swelled by ~30% to 387 patents – filed or active – with more on the way.

This moat helps protect our future revenue and profitability.

(1) In addition to our 17 owned brands, we also license the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Performance Center® brands from Smith & Wesson.
(2) Percent of TTM Net Sales ended October 31, 2023.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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“Building authentic, lifestyle brands that help consumers make the most out of the moments that matter.” AMERICAN™ OUTDOOR BRANDS

Ready for the Future. 1. Engine: Capable of growing net sales ~2x to $400M and EBITDAS 5x to $70M+ over the next 4-5 years. 2. Chassis: Infrastructure complete. No new investments needed. 3. Driver: The right people and culture to win. (…fueled by a strong cash position, with cash flow upside) Interested in taking a spin? American Outdoor Brands (NASDAQ: AOUT) © 2023 American Outdoor Brands, Inc. All Rights Reserved 6

Path to $400M in Net Sales: The Road Ahead American Outdoor Brands (NASDAQ: AOUT) We believe AOB is capable of generating $400M in net sales over the next 4-5 years This potential is based upon elements within our control: our innovation pipeline, identified expansion opportunities, and infrastructure in-place. While we’re optimistic our business is capable of achieving this growth target, we are mindful there are several elements outside of our control that could impact timing, such as: consumer demand and spending patterns; health of retailers; geopolitical changes; and changes in legislation. $400M $70M+ NET SALES EBITDAS (1) (1) Please refer to our SEC filings for additional risk factors. +3.5% 4.0%-5.5% FY24 Outlook: November 2023 Net Sales growth of up to Adj. EBITDAS margin of © 2023 American Outdoor Brands, Inc. All Rights Reserved 7

Q2 FY24 Highlights AMERICAN™ OUTDOOR BRANDS

Q2 FISCAL 2024 HIGHLIGHTS

Q2 FY24 HIGHLIGHTS

$57.9M
Net Sales vs. Q2 FY23

Net sales increased 6.4% over Q2 FY23. Outdoor Lifestyle category grew 14.3% vs. Q2 FY23 and represents nearly 60% of net sales in Q2 FY24. Shooting Sports category declined 3.4% vs. Q2 FY23.

45.7%
Gross Margin

Gross margins declined by 200 bps in
Q2 FY24 vs. Q2 FY23 from increased promotional activity.

Zero
Debt Outstanding

We have no outstanding balance on our $75M expandable line of credit. We have nearly $100M in available capital, including the $15M accordion feature.

Innovation

We were named Accessory Manufacturer of the Year by the National Association of Sporting Goods Wholesalers, and our Caldwell® Flash Bang™ Target Hit Indicator received the Caliber Award for Best New Accessory.


CALIBER

Retail Expansion

We joined forces with Academy Sports + Outdoors to bring Academy customers a select lineup of our MEAT! Your Maker brand meat processing equipment, beginning in October.

MEAT! YOUR MAKER
Academy SPORTS+OUTDOORS



© 2023 American Outdoor Brands, Inc. All Rights Reserved
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Outdoor lifestyle category leading growth Net Sales vs Q2 FY23 & Pre-Pandemic Shooting Sports Net Sales Q2 FY24 vs Q2 FY23: -3.4% Q2 FY24 vs Q2 FY20 (pre-pandemic): +1.4% Growth opportunity focused on expanding into large, stable categories including: Shotgun Sports (Caldwell) Shooting Accessories (Wheeler, Frankford Arsenal) Outdoor Lifestyle Net Sales Q2 FY24 vs Q2 FY23: +14.3% Q2 FY24 vs Q2 FY20 (pre-pandemic): +39.9% Expected to be a growing percentage of business over time Growth opportunity supported by: Fishing (BUBBA) Land Management (Hooyman) Hunting & Outdoor (BOG, Schrade) Food Prep & Cooking (MEAT! Your Maker, Grilla) Q2 Fiscal 2024 Highlights Shooting Sports 40.3% Outdoor Lifestyle 59.7% Shooting Sports 48.3% Outdoor Lifestyle 51.7% Outdoor Lifestyle Shooting Sports Mix Shift Toward Outdoor Lifestyle Q2 FY20 Net Sales Q2 FY24 Net Sales +1.4% +39.9% Note: Growth percentage compared to pre-pandemic net sales includes the acquisition of Grilla Bar Charts © 2023 American Outdoor Brands, Inc. All Rights Reserved 10

net sales & Gross Margin 65% Growth 48% Growth 14% Growth Q2 Fiscal 2024 Highlights Leverageable financial model as business scales Long-term growth driven by leveraging brand lane platforms "Dock & Unlock”TM strategy allows for expansion into new product categories providing AOUT’s young brands with significant runway for growth Long-term gross margins supported by new product launches, stabilized from tariff impacts Q2 FY24 – Net sales +6.4% vs. Q2 FY23 Q2 FY24 – Gross margins 45.7% (-200) bps vs. Q2 FY23 Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales Long-term Adj. EBITDAS target margin – mid to high-teens Q2 FY24 – Adj EBITDAS 9.0% vs. 11.8% in Q2 FY23 Q2 Update 7.9% Q2 Update Adj. EBITDAS & adj. ebitdas Margin Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, goodwill impairment, and stock compensation expense and excludes certain items we consider non-routine. See slide 33 for a reconciliation of Adjusted EBITDAS. Financials for FY2022 include activity for the period subsequent to the acquisition of Grilla Grills. FY20 includes allocations of certain corporate and public company costs from our former parent company that are not indicative of the full costs of a standalone public company. 285% Growth 4% Growth 185% Growth Bar Charts © 2023 American Outdoor Brands, Inc. All Rights Reserved 11

balance sheet As of October 31, 2023 Q2 Fiscal 2024 Highlights Strong balance sheet supports capital allocation flexibility No debt Significant liquidity (up to ~$100M available capital) $75M asset-based revolving credit facility, expandable by $15M Dry powder available for strategic acquisitions IDEAL ACQUISITION CRITERIA “Dock & Unlock”TM Friendly via Brand Lane Structure “Niche to Known”TM Opportunity (Runway for Growth) Large, Addressable Markets Low Complexity Further Diversifies Supply Chain Assets ($M) Cash $8.4 Other Current Assets 155.9 Intangibles 46.3 PP&E 8.8 Other Assets 24.3 Total Assets $243.7 Liabilities & Equity ($M) $34.0 Current Liabilities Bank Debt - Other Liabilities 23.7 Total Liabilities $57.7 Stockholders' Equity $186.0 Total Liabilities & Equity $243.7 © 2023 American Outdoor Brands, Inc. All Rights Reserved 12

Compelling investment considerations 1. Business capable of growing net sales ~2x to $400M and 5x EBITDAS of $70M+ over the next 4-5 years. Innovation engine, built. Leverageable Brand Lane teams in place. Customer & channel opportunities ripe for harvesting. 2. Infrastructure in place. No new investments needed. Infrastructure investments complete, ready to scale. 3. The right people and culture to win. 4. Strong cash position, with cash flow upside. Simple, leverageable model that is highly profitable with growth. American Outdoor Brands (NASDAQ: AOUT) © 2023 American Outdoor Brands, Inc. All Rights Reserved 13

Ready for the Future AMERICAN™ OUTDOOR BRANDS

Innovation Engine, Built. Pipeline built to deliver ~$200M in incremental sales Provides 3-5 years of new product upside Focused on large, sleepy markets, ripe for disruption Talent in place, capable of executing product pipeline 40+ product designers, engineers, and software developers Capable of developing 200+ new products, annually Investments in equipment that accelerate time to market 5 state-of-the-art product development labs Vertically integrated with new 3D printers, CNC machines, test lab Best-in-class Quality team Continues legacy of delivering trustworthy product Protects higher ASP strategy, supported by intellectual property Product Development: Innovation Engine, Built Accelerating Patent Portfolio Supports Incoming Wave of Innovation and Growth 3D Print Lab CNC Machine Lab Bar Chart © 2023 American Outdoor Brands, Inc. All Rights Reserved 15

BRAND LANE TEAMS, IN PLACE.

MARKETING: LEVERAGEABLE BRAND LANE TEAMS

"Brand Lane" teams are in place, focused on key consumer activities:

- Drives brand authenticity
- Connects products + consumers' lifestyles
- Breeds consistent messaging & speed-to-market

Adventurer Brand Lane (1)	Product Development (highlighted earlier)	Brand Management	Creative	Merchandising
Harvester Brand Lane		Advertising	Packaging	In-Store
Marksman Brand Lane		Partnerships	Content Captures	Online Retailers
Defender Brand Lane		Social Media	Graphics Support	Owned Websites
		Influencers		

(1) Adventurer brand lane highlighted as an example. All four brand lanes have product development, brand management, creative, and merchandising teams.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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Opportunities, Ripe for Harvesting. Go-To-Market: Multiple Expansion Opportunities We believe AOB is capable of $400M in net sales, organically; we expect our business to shift as a result: Outdoor Lifestyle transitions towards ~65% of net sales (from 55% today) Doubling of international sales to 10% of net sales (from ~5% today) Even split between Traditional and e-Commerce as we expand into new customer channels Net Sales by Product Category Net Sales by Geography Net Sales by Channel ~$153M ~$53M $167M $194M $400M 54% 46% 45% 55% 35% 65% $167M $194M $400M 96% 4% 95% 5% 90% 10% ~$31M ~$175M $167M $194M $400M 32% 68% 44% 56% 50% 50% ~$92M ~$114M (1) Amounts are illustrative examples of breakouts based on current management expectations. (1) (1) (1) (1) (1) (1) Bar Charts © 2023 American Outdoor Brands, Inc. All Rights Reserved 17

GO-TO-MARKET: DOMESTIC & INTERNATIONAL EXPANSION

OPPORTUNITIES, RIPE FOR HARVESTING.

We plan to support Outdoor Lifestyle growth with investments made at home and abroad.

		Shooting Sports		Outdoor Lifestyle					
		Q2 FY24 TTM = $88M		Q2 FY24 TTM = $106M					
		Shotgun Sports	Shooting Accessories	Fishing	Land Management	Hunting & Outdoor	Food Prep & Cooking		
		CALDWELL	WHEELER, FRANKFORD ARSENAL	BUBBA	Hooyman	BOG, SCHRADE	MEAT!, grilla		
Domestic	95% ($185M)	Retail Support Programs		Expanded Sales Staff & Rep Force	Dedicated Sales Channel Resources	Farm & Home, DIY	DTC Websites and e-Commerce Support	90% ($360M)(1)	+$175M
International	5% ($9M)	Dedicated Sales Support, Tightened Distribution Network		New Distribution Partnerships	Canadian Expansion	Canada, EU, Australia/NZ	Canadian Expansion	10% ($40M)(1)	+$31M
Q2 FY24 TTM Net Sales = $194M		@ $400M = $140M		@ $400M = $260M				@$400M	+$206M

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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(1) Amounts are illustrative examples of breakouts based on current

OPPORTUNITIES, RIPE FOR HARVESTING.

GO-TO-MARKET: TRADITIONAL & E-COMMERCE EXPANSION

We plan to propel our growth with a strategic combination of Retail and e-Comm.

		Shooting Sports		Outdoor Lifestyle					
		Q2 FY24 TTM = $88M		Q2 FY24 TTM = $106M					
		Shotgun Sports	Shooting Accessories	Fishing	Land Management	Hunting & Outdoor	Food Prep & Cooking		
		CALDWELL	WHEELER, FRANKFORD ARSENAL	BUBBA	Hooyman	BOG, SCHRADE	MEAT!, grilla		
Traditional	56% ($108M)	Emphasis on POS and Program Support		Expanded Sales Staff & Rep Force	Dedicated Sales Channel Resources	Farm & Home, DIY	Retail Expansion	50% ($200M)(1)	+$92M
e-Comm	44% ($86M)	Digital Merchandising, Educational Assets, Launch Support		DTC Websites and e-Commerce Support, Digital Merchandising Support, Educational Assets, Launch Support				50% ($200M)(1)	+$114M
Q2 FY24 TTM Net Sales = $194M		@ $400M = $140M		@ $400M = $260M				@$400M	+$206M

© 2023 American Outdoor Brands, Inc. All Rights Reserved 19

(1) Amounts are illustrative examples of breakouts based on current strong presence in traditional and e-comM channels Opportunities, Ripe for Harvesting. DTC Websites Online Retailers National Retailers Home, Farm, Automotive Distributors & Buying Groups OEM Traditional Channels $108M 56% E-commerce Channels $86M 44% Note: Customers shown are for illustrative purposes (Q2 FY24 TTM Net Sales = $194.5 Million) © 2023 American Outdoor Brands, Inc. All Rights Reserved 20

Investments Complete, Ready to Scale. Infrastructure: complete & ready for Expansion New HQ and Distribution Center (2019) 632k SF provides capacity for organic growth and acquisitions New Consumer-Focused Brand Lanes (2020) Finished build-out of leverageable Brand Lane teams New Public Company Infrastructure (2020) Spin created new Finance, IT, Legal, HR, Operations, and IR functions New DTC Platform (2021) Completed 17 dedicated brand websites on Salesforce platform New ERP System (2023) Completed transition to Microsoft D365 in February 2023 New Analytics Platform (2023) Microsoft Power BI platform launched, Analytics team in place AOB’s former parent company currently occupies 250k SF, which will be assumed by AOB in January 2024, bringing total area to 632k SF. © 2023 American Outdoor Brands, Inc. All Rights Reserved 21

Infrastructure: Consolidations into Missouri hq, Complete Investments Complete, Ready to Scale. © 2023 American Outdoor Brands, Inc. All Rights Reserved 22

Our Culture: A Competitive Advantage How Others View AOB’s Culture “Innovation” (Top 10 Customer) “Visionary” (Industry Investment Banker) “Entrepreneurial” (Top 10 Customer) “Dedicated” (Top 10 Customer) “Entrepreneurial” (Large AOB Competitor) Values Drive Our Culture The Right People & Culture To Win. VISIONARIES FEARLESS RELENTLESS INQUISITIVE AMBITIOUS COLLABORATIVE IMAGES © 2023 American Outdoor Brands, Inc. All Rights Reserved 23

Strong Financial Model Strong balance sheet, leverageable growth model, with favorable cash flow upside. AMERICAN™ OUTDOOR BRANDS

Strong Financial Model, In Place. Business Model: Core Competencies Drive Simplicity Innovation (Core Competency) Asset Light (Outsourced Manufacturing, Low Capex) Simple, Leverageable Model (One ERP, lean organization) © 2023 American Outdoor Brands, Inc. All Rights Reserved 25

STRONG FINANCIAL MODEL, IN PLACE.

FINANCIAL MODEL: INCREASED OPERATING LEVERAGE WITH GROWTH

Our Significant Investments are Behind Us

- New HQ and Distribution Center ☑
- New Consumer-Focused Brand Lanes ☑
- New Public Company Infrastructure ☑
- New DTC Platform ☑
- New ERP System ☑
- New Analytics Platform ☑

SIGNIFICANT EBITDAS CONTRIBUTION ON PATH TO $400M

We expect EBITDAS contribution of ***25% - 35%*** on incremental net sales as we grow organically on the path to $400M in net sales, yielding total EBITDAS margins in the mid-to-high teens.

Illustrative Example



$194M
$11M
5.9%
Q2 FY24
TTM
$300M
$40M
13.3%
$400M
$70M
17.5%
Path to $400M Net Sales
Net Sales
Adj
EBITDAS

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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Capital Allocation: Demonstrated Deployment Strong Financial Model, In Place. ORGANIC GROWTH Our highest priority is to invest in our business: Drives organic net sales to $400M Delivers sustainable profitability Yields strong returns and free cash flow 1 RETURN CAPITAL TO SHAREHOLDERS We will continually assess opportunities to return capital to shareholders: Current share buyback plan in place through Sept 2024 Implementing opportunistic share buybacks as appropriate 3 Q2 FY24 TTM net sales growth of 5.7x first year of creation Since Sept 2022, repurchased 6.0% O/S shares at avg. price of $9.46 At the same time, we will seek out M&A opportunities to supplement organic growth: Applying strict criteria Finding brands to “Dock & Unlock” Maximizing ROIC M&A 2 Consolidation contributed towards $1.5M savings New products/categories set for launch in FY24 © 2023 American Outdoor Brands, Inc. All Rights Reserved 27

M&A Illustration: “Dock & Unlock” Drives incremental ebitda Target EBITDAS Contribution: 25%+ Net sales: Expanded products and customers Gross margin: Improved margins with AOUT supply chain Variable costs: Consolidated logistics into Columbia HQ Fixed Opex: Leveraged Adventurer brand lane In Process In Process Cost reductions through supply chain improvements, consolidating distribution into AOUT HQ, and leveraging brand lanes (1) Does not include incremental net sales from expanded products and customers (1) Tuck-in Range: $10M - $50M (Net Sales) A B C A+B+C ILLUSTRATIVE ACQUISITION TARGET: EBITDA Walk DEMONSTRATED RESULTS WITH “DOCK & UNLOCK” Strong Financial Model, In Place. © 2023 American Outdoor Brands, Inc. All Rights Reserved 28

American Outdoor Brands (NASDAQ: AOUT) We’re Ready for the Future... Innovation engine, built. Leverageable Brand Lane teams in place. Customer & channel opportunities ripe for harvesting. Infrastructure investments complete, ready to scale. Strong balance sheet, leverageable growth model, favorable cash flow upside. The right people and culture to win. © 2023 American Outdoor Brands, Inc. All Rights Reserved 29

Appendix AMERICAN™ OUTDOOR BRANDS

BRIAN MURPHY President & CEO Joined: 2016 ANDY FULMER Chief Financial Officer Joined: 2010 JAMES TAYON VP of Marketing & Product Development Joined: 2012 BRENT VULGAMOTT Chief Operating Officer Joined: 2015 American Outdoor Brands (NASDAQ: AOUT) American outdoor brands: Senior Team LIZ SHARP VP of Investor Relations Joined: 2005 Previous Experience Previous Experience Previous Experience Previous Experience Previous Experience CONCEPT COMMUNICATIONS Company Logos © 2023 American Outdoor Brands, Inc. All Rights Reserved 31

American Outdoor Brands (NASDAQ: AOUT) In this presentation, certain non-GAAP financial measures, including “non-GAAP net income and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (iii) stock compensation, (v) technology implementation, (vi) acquisition costs, (vii) stockholder cooperation agreement costs, (x) facility consolidation costs, (xi) interest expense, (xii) income tax expense, and (xiii) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. Non-GAAP Financial Measures © 2023 American Outdoor Brands, Inc. All Rights Reserved 32

American Outdoor Brands (NASDAQ: AOUT) Q2 FY24 non-gaap adjusted ebitdas reconciliation AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended October 31, For the Six Months Ended October 31, 2023 2022 2023 2022 GAAP net income/(loss) $ 77 $ 370 $ (4,036) $ (5,325) Interest expense (6) 242 7 428 Income tax expense (40) (161) 15 28 Depreciation and amortization 3,935 4,110 7,880 8,272 Stock compensation 1,005 1,121 1,938 1,835 Technology implementation 66 273 359 1,042 Acquisition costs — — — 47 Facility consolidation costs — 292 — 292 Stockholder cooperation agreement costs — 167 — 1,177 Other 204 — 204 — Non-GAAP Adjusted EBITDAS $ 5,241 $ 6,414 $ 6,367 $ 7,796 © 2023 American Outdoor Brands, Inc. All Rights Reserved 33

Q2 FY24 gaap Income statement American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) For the Three Months Ended October 31, For the Six Months Ended October 31, 2023 2022 2023 2022 (Unaudited) Net sales $ 57,931 $ 54,436 $ 101,376 $ 98,112 Cost of sales 31,441 28,474 55,167 53,111 Gross profit 26,490 25,962 46,209 45,001 Operating expenses: Research and development 1,675 1,557 3,274 3,313 Selling, marketing, and distribution 15,414 13,924 27,468 25,704 General and administrative 9,423 10,615 19,573 21,679 Total operating expenses 26,512 26,096 50,315 50,696 Operating loss (22) (134) (4,106) (5,695) Other income, net: Other income, net 53 585 92 826 Interest income/(expense), net 6 (242) (7) (428) Total other income, net 59 343 85 398 Income/(loss) from operations before income taxes 37 209 (4,021) (5,297) Income tax (benefit)/expense (40) (161) 15 28 Net income/(loss) $ 77 $ 370 $ (4,036) $ (5,325) Net income/(loss) per share: Basic $ 0.01 $ 0.03 $ (0.31) $ (0.40) Diluted $ 0.01 $ 0.03 $ (0.31) $ (0.40) © 2023 American Outdoor Brands, Inc. All Rights Reserved 34

Q2 FY24 non-GAAP income statement American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS Non-GAAP (In thousands, except per share data) (Unaudited) For the Three Months Ended October 31, For the Six Months Ended October 31, 2023 2022 2023 2022 Net sales $ 57,931 $ 54,436 $ 101,376 $ 98,112 Cost of sales 31,441 28,316 55,167 52,953 Gross profit 26,490 26,120 46,209 45,159 Operating expenses: Research and development 1,675 1,557 3,274 3,313 Selling, marketing, and distribution 15,414 13,924 27,468 25,704 General and administrative 5,188 5,846 11,151 11,294 Total operating expenses 22,277 21,327 41,893 40,311 Operating income 4,213 4,793 4,316 4,848 Other income, net: Other income, net 53 585 92 826 Interest income/(expense), net 6 (242) (7) (428) Total other income, net 59 343 85 398 Income from operations before income taxes 4,272 5,136 4,401 5,246 Income tax expense 983 1,181 1,012 1,206 Net income $ 3,289 $ 3,955 $ 3,389 $ 4,040 Net income per share: Basic $ 0.25 $ 0.29 $ 0.26 $ 0.30 Diluted $ 0.25 $ 0.29 $ 0.25 $ 0.30 © 2023 American Outdoor Brands, Inc. All Rights Reserved 35

Diverse portfolio of 21 early-stage consumer brands American Outdoor Brands (NASDAQ: AOUT) Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc. MEAT! 16" Chamber Sealer MEAT! Butcher Knife Set Grilla Modular Outdoor Kitchen Caldwell Claymore Clay Target Thrower Frankford Arsenal X-10 Progressive Reloading Press Hooyman Lithium-Ion 24v Spreader BOG Sherpa ALL-IN-ONE Optics, Camera & Shooting Rest tripod Wheeler F.A.T. Stix Torque Setting Tools Lockdown Securewall Organizational Systems Crimson Trace HorizonLine Rangefinding Binoculars Smith & Wesson Throwing Knives and Axes Crimson Trace HRO Red Dot Sight Tipton Ultra Gun Vise Lockdown In-Plain-Sight Concealment Shelves Caldwell E-Max Shadows Pro Hearing Protection Schrade Isolate Enrage  BUBBA Smart Fish Scale and Fishing App Caldwell Flash Bang Hit Indicator Frankford Arsenal Essentials Reloading Kit Grilla Chimp Tailgater WiFi Wood Pellet Grill and Power Station BUBBA Culling Set BOG Full line of Hunting Packs Images © 2023 American Outdoor Brands, Inc. All Rights Reserved 36

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
Adventurer	grilla	●	○	Grills, smokers, outdoor kitchens, portable power solutions, pellets, & accessories
Adventurer	IMPERIAL	●	○	Folding, fixed-blade knives
Adventurer	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
Adventurer	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, bags, game cameras
Harvester	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws, spreaders
Harvester	MEAT!	●	○	Meat grinders, mixers, stuffers, slicers, dehydrators, kitchen cutlery, butcher knives
Harvester	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
Harvester	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
Harvester	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, clay throwers, targets, hearing & eye protection
Marksman	FRANKFORD ARSENAL	○	●	Reloading equipment
Marksman	TIPTON	○	●	Gun vises, cleaning supplies
Marksman	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights, rangefinders, binoculars
Defender	LASERLYTE	○	●	Laser training devices
Defender	LOCKDOWN	○	●	Vault organization, vault security, cable locks
Defender	Performance Center	○	●	Gun cases and cleaning kits
Defender	M&P by Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, flashlights, protective gun cases
Defender	Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, flashlights, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc.

© 2023 American Outdoor Brands, Inc. All Rights Reserved

37

BUBBA pro series sfs: changing the way people fish American Outdoor Brands (NASDAQ: AOUT) MLF is the world’s largest tournament-fishing organization BUBBA Pro SFS named the official scale of Major League Fishing starting with 2024 Bass Pro Tour season BUBBA Pro SFS utilizes the BUBBA app to communicate directly with MLF’s SCORETRACKER® system, allowing for live scoreboards and most importantly catch, weigh and immediate release The Bubba Pro SFS also won the prestigious ICAST Best of Category award for “Cutlery, Hand Pliers and Tools” Initial entry into large catch & release market Potentially sizeable recurring revenue stream 2024 official scale of major league fishing Company Logos © 2023 American Outdoor Brands, Inc. All Rights Reserved 38

FOOT PEDAL-POWERED, NO BATTERY REQUIRED TO OPERATE 50 CLAY CAPACITY - MORE TIME SHOOTING, LESS TIME LOADING CLAYS COMPACT FOLDING DESIGN FOR EASY TRANSPORTATION & STORAGE SELECTABLE FLURRY MODE LAUNCHES CLAYS AS FAST AS YOU CAN STEP ON THE PEDAL LIGHTWEIGHT PORTABLE AWARD WINNING WATCH IN ACTION Caldwell claymore CLAY TARGET THROWER American Outdoor Brands (NASDAQ: AOUT) CALDWELL CLAYMORE ONLY 35IBS PATS: AOB.COM/PATENTS © 2023 American Outdoor Brands, Inc. All Rights Reserved 39

American Outdoor Brands (NASDAQ: AOUT) X-10 progressive press With Case Feeder Rotary Tumbler Lite essentials kit Rotary Tumbler Lite professional kit Essentials Reloading kit Starter kits Basic & Advanced Assortments Refreshed branding, product, and packaging New Products targeting new consumer entrants New Products targeting advanced reloading consumers & businesses FRANKFORD ARSENAL INNOVATIVE ON-PRESS SWAGING DUAL DECAPPING STATIONS TOOL HEAD WITH LED LIGHTS VALUE CASE FEEDER INCLUDED ROLLER HANDLE INCLUDED POWDER MEASURE INCLUDED PATS: AOB.COM/PATENTS © 2023 American Outdoor Brands, Inc. All Rights Reserved 40

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

BOG

- ✓ Expanding on the success of the DeathGrip hunting shooting rest, we are introducing 2x new lines under the DeathGrip family
- ✓ Multi-functional head system allows broad consumer use from shooting, to spotting, to photography top
- ✓ Engineered to carry the BOG tripod and other essentials, our bags are extremely lightweight, full of features, and built to last



DEATHGRIP SHERPA
Carbon Fiber



DEATHGRIP INFINITE
Carbon Fiber



DEATHGRIP INFINITE
Aluminum

PATS: AOB.COM/PATENTS

- ✓ The DeathGrip has become the go-to shooting rest among hunting enthusiasts, our new packs and bags have been designed with these enthusiasts in mind
- ✓ Constructed of 420D ripstop nylon, these bags are loaded with features and built to last in rugged conditions
- ✓ Designed as an eco-system for BOG accessories and essential gear

MERCHANDISING PROVIDES VISUAL CUE TO CONSUMERS TO PAIR THEIR DEATHGRIP WITH THE NEW PACKS AND BAGS


BOG
AGILITY

PREMIUM HUNTING PACKS AND BAGS

© 2023 American Outdoor Brands, Inc. All Rights Reserved 41